CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

September 23, 2014 (September 23, 2014)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

On September 23, 2014, the Human Resources and Compensation Committee of the Board of Directors (the “Committee”) of Overseas Shipholding Group, Inc. (the “Company”) approved the Overseas Shipholding Group, Inc. Management Incentive Compensation Plan (the “Management Plan”) and the Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan (the “Director Plan” and together with the Management Plan, the “Incentive Plans”), filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

The purpose of the Incentive Plans is to promote the interests of the Company and its shareholders by providing certain employees and members of the Board of Directors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company. The Incentive Plans permit the Committee to grant to eligible employees and directors of the Company, as applicable, any of the following types of awards (or any combination thereof): cash incentive awards, nonqualified stock options, incentive stock options and other stock-based awards, including, without limitation, stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units and share-denominated performance units. Subject to adjustment, the maximum number of shares of the Company’s Class A common stock authorized for issuance is 37,000,000 shares under the Management Plan and 3,000,000 shares under the Director Plan.

On September 23, 2014, the Committee also approved two form of Stock Option Grant Agreements and two Form of Restricted Stock Unit Grant Agreements, each for use under the Management Plan, filed as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, hereto and incorporated herein by reference (each a “Form of Grant Agreement”). Each Form of Grant Agreement provides for the grant of time-vested awards, which will vest in equal installments on each of the first three anniversaries of the grant date, subject to the individual remaining employed with the Company on each such date. The awards made pursuant to the Form of Grant Agreements attached hereto as Exhibits 10.3 and 10.5 are conditioned upon shareholder approval of the Management Plan within 12 months of the grant date.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan
10.2	Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan
10.3	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Stock Option Grant Agreement (Subject to shareholder approval)
10.4	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Stock Option Grant Agreement (Not subject to shareholder approval)
10.5	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Restricted Stock Unit Grant Agreement (Subject to shareholder approval)
10.6	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Restricted Stock Unit Grant Agreement (Not subject to shareholder approval)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: September 23, 2014	By	/s/ CAPTAIN IAN T. BLACKLEY
Name: Captain Ian T. Blackley Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan
10.2	Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan
10.3	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Stock Option Grant Agreement (Subject to shareholder approval)
10.4	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Stock Option Grant Agreement (Not subject to shareholder approval)
10.5	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Restricted Stock Unit Grant Agreement (Subject to shareholder approval)
10.6	Overseas Shipholding Group, Inc. Management Incentive Compensation Plan Restricted Stock Unit Grant Agreement (Not subject to shareholder approval)